                                  Subsidiaries

                                                                      Exhibit 21

Varco International Inc. US--DE)
  Varco U.S. Holdings Inc. (US-DE)
    Varco US Finance Inc. (US--DE)
    Varco do Brasil Ltda. (Brazil)
    Varco Al-Mansoori LLC ( UAE -49%)
    Varco International Inc. Pte. Ltd. (Singapore)
    Varco BJ B.V. (Netherlands)
      Shaffer do Brasil Ltda. (Brazil)
      Varco (Sara) India Pvt. Ltd. (India - 60%)
    Rig Technology Limited (UK)
      Varco (UK) Ltd. (UK)
    Varco BJ FSC Inc. (Barbados)
    Varco de Venezuela C.A. (Venezuela)
    Herramientas Varco SA de CV (Mexico - 49%)
    Brandt Interests Inc. (80%--US--DE)
      Brandt Energy Environmental LP (1% US--TX)
    TVI Holdings LLC (US--DE)
      Tubo-FGS LLC (US--DE)
        LL TT Ltd (Trinidad)
          Servizi Ispettivi Srl (Italy)
        Star Sudamtex SA (50%--Venezuela )
      Fiber Glass Systems Holding LLC (US--DE)
         Fiber Glass Systems LP (US--TX)
         Brandt Energy Environmental LP (79.2%--US--TX)
         Varco LP (US--TX)
            Varco I/P Inc. (US--DE)
            Tuboscope Vetco do Brasil Equipamentos e Servicos Ltda (Brazil) Tuboscope Vetco (Thailand) Ltd. (Thailand)
            Tuboscope Vetco Moscow Ltd. (Russia)
            VCR (Panama) Inc. (fka Tuboscope Vetco Services (Panama) Inc.)
              Tuboscope Vetco Services (Panama) Inc. --Abu Dhabi branch Tuboscope Vetco Services (Panama) Inc. --Kuwait branch
              Tuboscope Vetco Services (Panama) Inc. --Singapore branch Tuboscope Vetco (Nigeria) Ltd. (40%--Nigeria)
            Vetco Enterprises AG (Switzerland)
              Tuboscope Vetco Osterreich GmbH (Austria)
              Vetco Saudi Arabia Ltd. (P/S--45%)
              Tuboscope Vetco (Deutschland) GmbH (Germany)
                 Tuboscope Vetco (Deutschland) GmbH (Germany) --Bahrain branch Tuboscope Vetco (Deutschland) GmbH (Germany) --France branch Tuboscope Vetco (Deutschland) GmbH (Germany) --Oman branch Tuboscope Vetco (Deutschland) GmbH (Germany) --Netherlands
                  branch
                 Tuboscope Vetco (Deutschland) GmbH (Germany) --Egypt branch Tuboscope Vetco Technology GmbH (Germany)
                    Tuboscope Vetco Technology GmbH (Germany) --Italy branch Tuboscope Vetco Technology GmbH (Germany) --Russia branch Tuboscope Vetco (Brunei) SDN.BDH (49%)
                 Vetco Abu Dhabi (P/S--United Arab Emirates--45%)
                 Vetco Coating GmbH (Germany)

            Tuboscope Vetco de Argentina, S.A. (Argentina)
            Tuboscope Vetco Canada Inc. (Canada)
               Tuboscope Pipeline Services Canada Inc. (Canada)

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               Tuboscope (Far East) Pte Ltd. (Singapore)
                  Pesaka Inspection Services SDN.BDH (49%-Malaysia) Tuboscope Far East Pte Ltd.--Australia branch
               Hydra Rig Canada Inc. (Canada)
            Tuboscope Norge AS (Norway)
               Varco Norge A/S (Norway)
            CTES (P/S US-- TX--25% )
            Tulsa Equipment Manufacturing Co (US--OK)
            Tuboscope Services de Bolivia S.A. (Bolivia)
               Brandt Servicios de Petroleros S.A. (Peru)
            Varco Canada Limited (Canada)
               Chimo Equipment Ltd. (Canada)
               Alberta Instruments Ltd. (Canada)
            Tuboscope Pipeline Services Inc. ( 77%--US--TX)
               Vetco Pipeline Services Inc. (US--TX)
                  Vetco Pipeline Services Ltd. (Canada)
                  Tuboscope Vetco Mexico S.A. de C.V. (Mexico)
            MSD Inc. (US--LA)
               MSD Norway--Norway branch
               MSD de Venezuela C.A. (Venezuela)
            Tuboscope Vetco (France) S.A. (France)
            Texas Oil Tools Inc. (US--NV)
            Tuboscope MECL (Trinidad) Ltd. (50% P/S)
            Tuboscope Vetco International Ecuador Branch
            Quality Tubing UK Ltd. (UK)
            Quality Tubing FSC (Virgin Islands)
            Quality Tubing SA (Venezuela)
            Tube-Kote Inc. (US--TX)
    Tuboscope (Holding US) Inc (US--DE)
      Harbin WFOE LLC (China)
      Tuboscope Holdings Ltd. (UK)
         Chargewood Ltd (UK)
         Varco Ltd. (UK)
            Tuboscope Vetco (UK) Ltd. (UK)
            EPI UK Ltd. (UK)
            Enaco Pte. (UK)
            Tuboscope Vetco Capital Ltd. (UK)
               TVCC - Kazakhstan Branch
            SSR Ltd. (UK)
            The Brandt Company (UK) Ltd.
            Enaco Mudcat Systems Ltd. (UK)
            Pump Systems Ltd. (UK)
            Pressure Control Engineering Ltd. (UK)
         Tuboscope Pipeline Services Ltd. (UK)
            Tuboscope Pipeline Services Inc. (23%--US--TX)
            Linalog Ltd. (UK)
         Hydra Rig UK Limited (fka Weston Oilfield Engineering Ltd.) (UK) Varco UK Acquisitions Ltd. (UK)
         Elmar Services Ltd (UK)
            Elmar Engineering Ltd. (UK)
            Elmar Screens Ltd. (UK)
            Elmar Rentals Ltd. (UK)
            Elmar Casings Ltd. (UK)
            Elmar Services (Middle East)  Ltd. (UAE)
            Elmar Services Pty. (Australia)

         Morinoak International Ltd. (UK)
            Morinoak Engineering Ltd. (UK)
      Environmental Procedures Inc. (US--DE)
         Advanced Wirecloth Inc. (US--LA)
         Tuboscope SA de CV  (Mexico)
         Tuboscope Brandt de Colombia Branch
      Drexel Oilfield Services WLL (49% Dubai, UAE)
      Tuboscope Brandt de Venezuela SA (Venezuela)
      Brandt Company de Argentina SA (Argentina)
      Screen Mfg. Company Ltd. (Trinidad)
      Venwell International Inc. (US--TX)
         Venwell International Inc --Trinidad branch
    Hydra Rig, Inc. (US--DE)
    Eastern Oil Tools Pte. Ltd.(Singapore)
      Eastern Oil Tools Pte. Ltd. (Australia)
    Brandt Oilfield Services (M) Sdn Bhd (29% Malaysia)
            Tuboscope Vetco de Argentina, S.A. (Argentina)
            Tuboscope Vetco Canada Inc. (Canada)
              Tuboscope Pipeline Services Canada Inc. (Canada)
              Tuboscope (Far East) Pte Ltd. (Singapore)
                Pesaka Inspection Services SDN.BDH (49%-Malaysia)
                Tuboscope Far East Pte Ltd.--Australia branch
              Cut Rite Tubular Services Ltd. (Canada)
            Tuboscope Norge AS (Norway)
              Varco Norge A/S (Norway)
            CTES (P/S US-- TX--25% )
            Baytron Inc. (US--LA)
            Tulsa Equipment Manufacturing Co (US--OK)
            Tuboscope Services de Bolivia S.A. (Bolivia)
              Brandt Servicios de Petroleros S.A. (Peru)
            Varco Canada Limited (fka Wadeco Oilfield Services Ltd.) (Canada) Tuboscope Pipeline Services Inc. ( 77%--US--TX)
              Vetco Pipeline Services Inc. (US--TX)
                Vetco Pipeline Services Ltd. (Canada)
                Tuboscope Vetco Mexico S.A. de C.V. (Mexico)
            MSD Inc. (US--LA)
              MSD Norway--Norway branch
              MSD de Venezuela C.A. (Venezuela)
            Tuboscope Vetco (France) S.A. (France)
            Texas Oil Tools Inc. (US--NV)
            Tuboscope MECL (Trinidad) Ltd. (50% P/S)
            Tube-Kote Inc. (US--TX)
            Pacific Inspection Company (US--CA)
    Tuboscope (Holding US) Inc (US--DE)
      Harbin WFOE LLC (China)
      Tuboscope Holdings Ltd. (UK)
         Chargewood Ltd (UK)
         Tuboscope UK Ltd. (UK)
            Tuboscope Vetco (UK) Ltd. (UK)
            EPI UK Ltd. (UK)
            Enaco Pte. (UK)
            Tuboscope Vetco Capital Ltd. (UK)
                TVCC - Kazakhstan Branch
            SSR Ltd. (UK)
            The Brandt Company (UK) Ltd.

            Enaco Mudcat Systems Ltd. (UK)
            Pump Systems Ltd. (UK)
            Pressure Control Engineering Ltd. (UK)
         Tuboscope Pipeline Services Ltd. (UK)
            Tuboscope Pipeline Services Inc. (23%--US--TX)
            Linalog Ltd. (UK)
         Weston Oilfield Engineering Ltd. (UK)
      Environmental Procedures Inc. (US--DE)
         Advanced Wirecloth Inc. (US--LA)
         Tuboscope SA de CV  (Mexico)
         EPI --Ecuador branch
         EPI --Columbia branch
      Drexel Oilfield Services WLL (49% Dubai, UAE)
      Tuboscope Brandt de Venezuela SA (Venezuela)
      Brandt Company de Argentina SA (Argentina)
      Screen Mfg. Company Ltd. (Trinidad)
      Venwell International Inc. (US--TX)
         Venwell International Inc --Trinidad branch
    Hydra Rig, Inc. (US--TX)
    Eastern Oil Tools Pte. Ltd.(Singapore)
      Eastern Oil Tools Pte. Ltd. (Australia)
    Brandt Oilfield Services (M) Sdn Bhd (29% Malaysia)